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Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Dawn Capital Corp. (the "Company") on Form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Dated: March 29, 2004                   By: /s/ Gerry Racicot
                                            ------------------------------------
                                            Gerry Racicot, CEO, President and
                                            Director


Dated: March 29, 2004                   By: /s/ Keith Attoe
                                            ------------------------------------
                                            Keith Attoe, CFO, Treasurer,
                                            Principal Accounting Officer and
                                            Director